Other Operating Expenses (Net) (Tables)	12 Months Ended
Dec. 31, 2023
Other Operating Expenses
Schedule of other operating income and expenses

Thousand of reais	2023	2022	2021

Other operating income	714,363	885,774	914,084
Other operating expense	(866,732)	(1,238,328)	(1,559,663)
Contributions to fund guarantee of credit - FGC	(563,421)	(488,448)	(473,801)
Total	(715,790)	(841,002)	(1,119,380)